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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) January 27, 2005

                              Neoware Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         000-21240                                      23-2705700
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  (Commission File Number)                   (IRS Employer Identification No.)


400 Feheley Drive, King of Prussia, Pennsylvania                      19406
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   (Address of Principal Executive Offices)                        (Zip Code)

                                 (610) 277-8300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

         On January 27, 2005, Neoware Systems, Inc. (the "Company") announced that on January 27, 2005 it entered into an Share Purchase Agreement ("Agreement") with the shareholders of Mangrove Systems SAS, a French company, to acquire all of the outstanding shares of the company and that, pursuant to the Agreement, completed the acquisition. The Agreement contained customary representations and warranties. Mangrove Systems provides embedded Linux solutions for OEMs, systems integrators and corporate customers. The consideration paid by the Company was EUR 2,000,000 in cash, EUR 300,000 of which will be held in an escrow account for six months for indemnification claims, and 153,682 shares of Neoware common stock, plus a potential earn out based upon performance.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following document is filed as an exhibit to this report.

99.1 Press Release dated January 27, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2005                Neoware Systems, Inc.
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                                       (Registrant)

                                       /s/ Keith D. Schneck
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                                       Keith D. Schneck
                                       Executive Vice President and
                                       Chief Financial Officer